SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         -------------------------------
       Date of Report (Date of Earliest Event Reported): January 22, 2001
                          e.spire Communications, Inc.
             (Exact name of registrant as specified in its charter)


State of Delaware                0-25314            52-1947746
---------------------------      --------           --------------------------
(State or other jurisdiction of  (Commission        (I.R.S. Employer
incorporation or organization)    File No.)          Identification No.)

12975 Worldgate Drive
Herndon, Virginia 20701
(Address of Principal Executive                                   (Zip Code)
Offices)

(703) 639-6000
------------------------------------
(Registrant's telephone number,
including area code)

Item 9 Regulation FD Disclosure

The press releases attached as Exibit 99.1,99.2 and 99.3 hereto are furnished pursuant to Regulation FD; they are not filed.


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits


 Exhibit Number                                               Reference

(99)     Additional Exhibits

        Press Release dated January 22, 2001                  Exhibit 99.1
        Press Release dated January 31, 2001                  Exhibit 99.2
        Press Release dated January 31, 2001                  Exhibit 99.3








                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       e.spire Communications, Inc.
                                       By:


Date:  February 5, 2001                _________________________________________
                                       Juliette Pryor, Senior Vice President,
                                       General Counsel and Secretary

                                                                   Exhibit 99.1



FOR IMMEDIATE RELEASE

                  e.spire ANNOUNCES PRELIMINARY FOURTH QUARTER
                            AND YEAR-END 2000 RESULTS

             Company Positioned To Achieve Positive Adjusted EBITDA
                               Ahead of Schedule

  HERNDON, VA, JANUARY 22, 2001 -- e.spire Communications, Inc. (Nasdaq: ESPI) today reported preliminary results for the fourth quarter and full year 2000, with final results pending the completion of the Company's year-end audit.

  The Company expects to report record net revenue for the quarter of approximately $93 million compared to revenue of $57.5 million for the fourth quarter of 1999. Revenue for the full year of 2000 is expected to total approximately $340 million compared to $244 million for 1999, a 39% increase for the year.

  For the fourth quarter, e.spire expects positive adjusted EBITDA of approximately $0.5 million compared to an EBITDA loss of $(33.7) million for the year-ago quarter. The Company anticipates the adjusted EBITDA loss for the full year of 2000 to total approximately $(36.7) million compared to an EBITDA loss of $(84.2) million for the full year 1999.

  Net on-switch and data equivalent lines were up nearly 37,000 for the fourth quarter, bringing total access lines to nearly 255,000 as of December 31, 2000.

  "The good news shown in these numbers is that we just had our best quarter in the history of the company," said George F. Schmitt, e.spire Chairman and Acting Chief Executive Officer. "No matter how you slice them, these numbers represent healthy revenue growth, outstanding EBITDA performance and continued execution in all three business units."

  "Despite the challenges we face on the liquidity front, these fourth quarter figures show that we are on target to meet our commitment to deliver sustained value to our shareholders while delivering quality service to our customers, " he added. "Additionally, as we announced in November, we have been in discussions with e.spire's bondholders to re-structure our bonds with the intent of de-leveraging the company."

  Results by Business Unit

  e.spire Communications, Inc.
  e.spire, the integrated communications provider (ICP), expects to report net revenues of approximately $64 million versus the year ago quarter of $38.6 million. The Company also announced adjusted EBITDA of under $(6.3) million, versus $(35.2) million in the fourth quarter of 1999.

  ACSI Network Technologies, Inc.
  ACSI NT anticipates revenues of about $22 million for the quarter compared to $12.0 million for the same period last year. ACSI NT also reported positive EBITDA of almost $6.7 million for the fourth quarter 2000.

                                     -more-
 e.spire ANNOUNCES PRELIMINARY FOURTH QUARTER AND YEAR-END 2000 RESULTS/Page 2

  CyberGate, Inc./ValueWeb
  CyberGate, e.spire's Internet subsidiary, expects revenue of roughly $7 million and positive EBITDA of about $0.1 million compared to $6.9M in revenue and $0.1 in EBITDA for the quarter ended December 31, 1999.

  e.spire has been seeking a new Senior Secured Credit Facility to fund its operations and interest obligations into 2002 for the past several months. While negotiations are ongoing, the Company cannot guarantee their success. e.spire is also exploring other strategic alternatives and refinancing activities. The Company's current cash resources are sufficient to fund operations into February 2001.

  Actual results for e.spire's fourth quarter and full-year 2000 will be reported on Thursday, February 15, 2001 at 6:30PM (EST) followed by a conference call at 8AM (EST) on Friday, February 16, 2001. The call will be available via webcast at www.streetfusion.com.

e.spire  Communications,   Inc.  is  a  leading  integrated  communications
provider, offering traditional local and long distance, dedicated Internet access, and advanced data solutions, including ATM and frame relay. e.spire also provides Web hosting, dedicated server, and collocation services through its
Internet subsidiary, CyberGate, Inc., and its subsidiary ValueWeb. e.spire's subsidiary, ACSI Network Technologies, Inc., provides third parties, including other communications concerns, municipalities, and corporations, with turnkey fiber-optic design, construction, and project management expertise. More information about e.spire is available at e.spire's Web site, www.espire.net.
--------------

                                    -more-
  e.spire ANNOUNCES PRELIMINARY FOURTH QUARTER AND YEAR-END 2000 RESULTS/Page 3

Certain statements regarding the development of the Company's businesses, the markets for the Company's services and products, the Company's anticipated capital expenditures, anticipated EBITDA and other statements are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) which can be identified as any statement that does not relate strictly to historical or current facts. Forward-looking statements use such words as plans, expects, will, will likely result, are expected to, will continue, is anticipated, estimate, project, believes, anticipates, intends and expects, may, should, continue, seek, could and other similar expressions. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. The important factors that could cause actual results to differ materially from those in the forward-looking statements herein (the "Cautionary Statements") include, without limitation, the Company's degree of financial leverage, risks associated with debt service requirements and interest rate fluctuations, risks associated with acquisitions and the integration thereof, the impact of restriction under the Company's financial instruments, dependence on availability of transmission facilities, regulation risks including the impact of the Telecommunications Act of 1996, contingent liabilities, the impact of competitive services and pricing, the ability of the Company to successfully implement its strategies, as well as the other risks referenced from time to time in the Company's filings with the SEC, including the Company's Form 10-K for the year ended December 31, 1999. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by the 1934 Securities and Exchange Act, as amended.




  Contact:
  Peggy Disney
  e.spire Communications
  703.639.6738
  peggy.disney@espire.net

                                      # # #

e.spire COMMUNICATIONS, INC. FINANCIAL COMPARISONS
$ in millions
UNAUDITED

e.spire
Integrated Communications Provider
                       4Q00    3Q00     4Q99  (4Q00 over 4Q99)  (4Q00 over 4Q99)
                                              ----------------  ---------------
Revenue .............  $63.9   $58.0    $38.6     $25.3             65%
Expenses ............   72.8    72.7     77.5      (4.7)            -6%
EBITDA ..............   (8.9)   (14.7)  (38.9)     30.0             77%
(including non-cash
compensation)
EBITDA ..............   (6.3)   (11.9)  (35.3)     29.0             82%
(excluding non-cash
compensation)

ACSI
Network Technologies     4Q00    3Q00    4Q99  (4Q00 over 4Q99) (4Q00 over 4Q99)
                                               ---------------- ---------------
Revenue .................$21.9   $26.6   $12.0    $9.9              82%
Expenses ................ 15.7    19.9    10.6     5.1              48%
EBITDA ..................  6.2     6.7     1.4     4.8             342%
(including non-cash
 compensation)
EBITDA...................  6.7     7.3     1.5     5.2             346%
 (excluding non-cash
compensation)

CyberGate/ValueWeb
                          4Q00   3Q00    4Q99  (4Q00 over 4Q99) (4Q00 over 4Q99)
                                               ---------------- ---------------

Revenue ..................$7.2   $7.1    $6.9     $0.3              5%
Expenses ................. 7.1    6.9     6.8      0.3              4%
EBITDA.................... 0.1    0.2     0.1      --               0%
 (including non-cash
 compensation)
EBITDA.................... 0.1    0.2     0.1      --               0%
 (excluding non-cash
 compensation)

e.spire
Consolidated              4Q00    3Q00   4Q99  (4Q00 over 4Q99) (4Q00 over 4Q99)
                                               ----------------  ---------------

Revenue ..................$93.0   91.7   $57.5    $35.5            61%
Expenses ................. 95.6   99.5    94.9      0.7             1%
EBITDA.................... (2.6)  (7.8)  (37.4)    34.8            93%
 (including non-cash
 compensation)
EBITDA ...................  0.5   (4.4)  (33.7)    34.2           101%
(excluding non-cash
compensation)

                                                                    EXHIBIT 99.2


FOR IMMEDIATE RELEASE

                 NASDAQ ALLOWS e.spire(R) TO CONTINUE LISTING ON
                           THE NASDAQ NATIONAL MARKET


HERNDON, VA, JANUARY 31, 2001 -- e.spire Communications, Inc. (Nasdaq: ESPI), the communications company for the networked economy, today announced that the Nasdaq Listing Qualifications Panel ("Panel") has determined it will continue to list the Company's securities on the Nasdaq National Market subject to the following:

On or before April 2, 2001, e.spire must demonstrate a closing bid price of at least $5 per share, and, immediately thereafter, the Company must maintain a closing bid price of at least $5 per share for a minimum of ten consecutive trading days. To achieve this, the Company is considering a possible reverse stock split. To fully comply with the terms of this exception, e.spire must fulfill all requirements for continued listing on the Nasdaq National Market.

If e.spire completes the restructuring of its bond indebtedness by April 2, 2001, the Panel will consider continued listing of the Company's securities under the alternative listing standards of Nasdaq that require net tangible assets of at least $4 million.

e.spire  Communications,   Inc.  is  a  leading  integrated  communications
provider, offering traditional local and long distance, dedicated Internet access, and advanced data solutions, including ATM and frame relay. e.spire also provides Web hosting, dedicated server, and colocation services through its Internet subsidiary, CyberGate, Inc., and its subsidiary ValueWeb. e.spire's subsidiary, ACSI Network Technologies, Inc., provides third parties, including other communications concerns, municipalities, and corporations, with turnkey fiber-optic design, construction, and project management expertise. More information about e.spire is available at e.spire's Web site, www.espire.net.
---------------

                                     -more-

NASDAQ ALLOWS e.spire(R)TO CONTINUE LISTING ON THE NASDAQ NATIONAL MARKET/Page 2

Certain statements regarding the development of the Company's businesses, the markets for the Company's services and products, the Company's anticipated capital expenditures, anticipated EBITDA and other statements are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) which can be identified as any statement that does not relate strictly to historical or current facts. Forward-looking statements use such words as plans, expects, will, will likely result, are expected to, will continue, is anticipated, estimate, project, believes, anticipates, intends and expects, may, should, continue, seek, could and other similar expressions. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. The important factors that could cause actual results to differ materially from those in the forward-looking statements herein (the "Cautionary Statements") include, without limitation, the Company's degree of financial leverage, risks associated with debt service requirements and interest rate fluctuations, risks associated with acquisitions and the integration thereof, the impact of restriction under the Company's financial instruments, dependence on availability of transmission facilities, regulation risks including the impact of the Telecommunications Act of 1996, contingent liabilities, the impact of competitive services and pricing, the ability of the Company to successfully implement its strategies, as well as the other risks referenced from time to time in the Company's filings with the SEC, including the Company's Form 10-K for the year ended December 31, 1999. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:
Media Relations
Peggy Disney
703.639.6738
peggy.disney@espire.net

                                        # # #

                                                                   EXHIBIT 99.3


FOR IMMEDIATE RELEASE

            e.spire(R) ANNOUNCES DISMISSAL OF CLASS ACTION COMPLAINT
                       Complaint Dismissed with Prejudice


HERNDON, VA, JANUARY 31, 2001 -- e.spire Communications, Inc. (Nasdaq: ESPI) today announced that the United States District Court for the District of Maryland has dismissed with prejudice the consolidated securities class action complaint filed against e.spire and certain of its former officers and directors.

The complaint, originally filed on April 19, 2000, alleged that e.spire violated provisions of the federal securities laws by making false statements and failing to disclose material information during the period of August 12, 1999 through March 30, 2000.

According to the court's order, the complaint charged e.spire with "intentionally and recklessly utilizing improper accounting methods in violation of Generally Accepted Accounting Principles ("GAAP") in order to materially overstate e.spire's earnings for 1999." In response, the order states that "The facts alleged by the plaintiffs in the complaint do not show that the defendants' acts were highly unreasonable nor that they amounted to an extreme departure from the standard of ordinary care under the circumstances." The order also states that the plaintiffs failed to establish that the defendants had a motive to commit fraud or to provide sufficient evidence of either reckless or conscious behavior.

e.spire's motion to dismiss was granted and the action was dismissed by the order of the Honorable Alexander Harvey, II, Senior United States District Judge for the District of Maryland.

"We are extremely pleased with this ruling. We have said all along that these complaints were totally without merit and the court's ruling shows that we were right," said George F. Schmitt, e.spire Chairman and Acting Chief Executive Officer. "Having fought and won this case, we can turn our focus fully on building shareholder value."

e.spire was represented in this litigation by the Washington, D.C. office of Brobeck, Phleger & Harrison, LLP.



                                     -more-
         e.spire(R)ANNOUNCES DISMISSAL OF CLASS ACTION COMPLAINT/Page 2


Certain statements regarding the development of the Company's businesses, the markets for the Company's services and products, the Company's anticipated capital expenditures, anticipated EBITDA and other statements are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) which can be identified as any statement that does not relate strictly to historical or current facts. Forward-looking statements use such words as plans, expects, will, will likely result, are expected to, will continue, is anticipated, estimate, project, believes, anticipates, intends and expects, may, should, continue, seek, could and other similar expressions. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. The important factors that could cause actual results to differ materially from those in the forward-looking statements herein (the "Cautionary Statements") include, without limitation, the Company's degree of financial leverage, risks associated with debt service requirements and interest rate fluctuations, risks associated with acquisitions and the integration thereof, the impact of restriction under the Company's financial instruments, dependence on availability of transmission facilities, regulation risks including the impact of the Telecommunications Act of 1996, contingent liabilities, the impact of competitive services and pricing, the ability of the Company to successfully implement its strategies, as well as the other risks referenced from time to time in the Company's filings with the SEC, including the Company's Form 10-K for the year ended December 31, 1999. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by the 1934 Securities and Exchange Act, as amended.




  Contact:
  Peggy Disney
  e.spire Communications
  703.639.6738
  peggy.disney@espire.net
                                      # # #